SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 25, 2011

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 19, 2011, the Registrant issued a press release announcing results of operations for full year 2010 and fourth quarter 2010. The Registrant previously furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K, dated January 19, 2011, pursuant to General Instruction B.2 of Form 8-K. A version of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to the Registrant’s website, http://www.bnymellon.com/, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Corporation Press Release dated January 19, 2011, announcing results of operations for full year 2010 and fourth quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: January 25, 2011	By:	/S/ ARLIE R. NOGAY
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated January 19, 2011.	Filed herewith